SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                               (Amendment No. __)

Filed by the Registrant |X|
Filed by a party other than the Registrant |_|

Check the appropriate box:
|_|     Preliminary Proxy Statement
|_|     Confidential, for Use of the Commission Only (as permitted by
          Rule 14a-6(e)(2))
|X|     Definitive Proxy Statement
|_|     Definitive Additional Materials
|_| Soliciting Material Pursuant to |_|ss.240.14a-11(c) or |_|ss.240.14a-12

                         GRANITE BAY TECHNOLOGIES, INC.
                (Name of Registrant as Specified In Its Charter)

               ---------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

|X|  No fee required
|_|  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

     1) Title of each class of securities to which transaction applies:
        -------------------------------
     2) Aggregate number of securities to which transaction applies:
        -------------------------------
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
        __________________________
     4) Proposed maximum aggregate value of transaction: ______________
     5) Total fee paid: ___________________

|_|  Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount Previously Paid: ________________________________
     2)   Form, Schedule or Registration Statement No.: ______________
     3)   Filing Party: __________________________________________
     4)   Date Filed: ___________________________________________

                         GRANITE BAY TECHNOLOGIES, INC.
                           599 Menlo Drive, Suite 200
                                Rocklin, CA 95765




To the Shareholders of Granite Bay Technologies, Inc.:

     You are cordially invited to attend the Annual Meeting (the "Meeting") of the Shareholders of Granite Bay Technologies, Inc. ("Granite Bay" or the "Company") which will be held on October 11, 2001, at 10:00 a.m. (Pacific Time), at the corporate offices located at 599 Menlo Drive, Suite 200, Rocklin, California 95765. As used in this Proxy Statement, the terms "we," "us" and "our" also mean Granite Bay.

     The accompanying Notice of the Annual Meeting of the Shareholders and Proxy Statement contain the matters to be considered and acted upon, and you should read the material carefully.

     The Proxy Statement contains important information about (i) the five (5) nominees for election as Directors, and (ii) a proposal to change the state of incorporation from California to Delaware effective through a merger of Granite Bay Technologies, Inc. into our wholly-owned subsidiary, International DisplayWorks, Inc., a Delaware corporation ("IDW"). The Board of Directors strongly recommends your approval of these proposals.

     We hope you will be able to attend the meeting, but, if you cannot do so, it is important that your shares be represented. Accordingly, we urge you to mark, sign, date and return the enclosed proxy promptly. You may, of course, revoke your proxy, if you attend the meeting and choose to vote in person.

                                                   Sincerely,

                                                   /s/ Stephen C. Kircher



                                                   Stephen C. Kircher
September 7, 2001                                  Chief Executive Officer

                         GRANITE BAY TECHNOLOGIES, INC.
                           599 Menlo Drive, Suite 200
                            Rocklin, California 95765


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                         To Be Held On October 11, 2001

     NOTICE IS HEREBY GIVEN that the Annual Meeting of the Shareholders of Granite Bay Technologies, Inc., a California corporation ("Granite Bay" or the "Company"), will be held on October 11, 2001, at 10:00 a.m. (Pacific Time), at the corporate offices located at 599 Menlo Drive, Suite 200, Rocklin, California 95765, for the following purposes, all of which are more completely discussed in the accompanying Proxy Statement:

     1. To elect five (5) Directors to hold office until the next Annual Meeting of Shareholders or until their successors are elected and qualified;

     2. To approve a change to the state of incorporation from California to Delaware effective through a merger of Granite Bay into our wholly owned subsidiary, International DisplayWorks, Inc., a Delaware corporation ("IDW"); and

     3. To transact such other business as may properly come before the meeting or any adjournment thereof.

     Only shareholders of record at the close of business on August 21, 2001, are entitled to notice of and to vote at the Annual Meeting of the Shareholders.

                                            By Order of the Board of Directors

                                            /s/ Anthony G. Genovese



September 7, 2001                           Anthony G. Genovese,
                                            Assistant Secretary

YOU ARE CORDIALLY INVITED TO ATTEND GRANITE BAY TECHNOLOGIES, INC.'S ANNUAL MEETING OF SHAREHOLDERS. IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED REGARDLESS OF THE NUMBER YOU OWN. EVEN IF YOU PLAN TO BE PRESENT AT THE ANNUAL MEETING, YOU ARE URGED TO COMPLETE, SIGN, DATE, AND RETURN THE ENCLOSED PROXY PROMPTLY IN THE ENVELOPE PROVIDED. IF YOU ATTEND THE MEETING, YOU MAY VOTE EITHER IN PERSON OR BY PROXY. ANY PROXY GIVEN MAY BE REVOKED BY YOU IN WRITING OR IN PERSON AT ANY TIME PRIOR TO THE EXERCISE THEREOF.

                               PROXY STATEMENT OF
                         GRANITE BAY TECHNOLOGIES, INC.
                           599 Menlo Drive, Suite 200
                            Rocklin, California 95765


                     INFORMATION CONCERNING THE SOLICITATION

     This Proxy Statement is furnished to the shareholders of Granite Bay Technologies, Inc. ("Granite Bay" or the "Company") in connection with the solicitation of proxies on behalf of the Company's Board of Directors for use at the Company's Annual Meeting of the Shareholders (the "Meeting") to be held on October 11, 2001, at 10:00 a.m. (Pacific Time), at the corporate offices located at 599 Menlo Drive, Suite 200, Rocklin, California, California 95765, and at any and all adjournments thereof. Only shareholders of record on August 21, 2001, will be entitled to notice of and to vote at the Meeting. As used in this Proxy Statement, the terms "we," "us" and "our" also mean Granite Bay.

     The proxy solicited hereby, if properly signed and returned to us and not revoked prior to its use, will be voted at the Meeting in accordance with the instructions contained therein. If no contrary instructions are given, each proxy received will be voted "FOR" the nominees for the Board of Directors, "FOR" the approval of the reincorporation and the agreement and plan of merger, and at the proxy holder's discretion, on such other matters, if any, which may come before the Meeting (including any proposal to adjourn the Meeting). Any shareholder giving a proxy has the power to revoke it at any time before it is exercised by: (i) filing with the Company written notice of its revocation addressed to: Secretary, Granite Bay Technologies, Inc., 599 Menlo Drive, Suite 200, Rocklin, California 95765; (ii) submitting a duly executed proxy bearing a later date; or (iii) appearing at the Meeting and giving the Corporate Secretary notice of his or her intention to vote in person.

     The Company will bear the entire cost of preparing, assembling, printing, and mailing proxy materials furnished by the Board of Directors to shareholders. Copies of proxy materials will be furnished to brokerage houses, fiduciaries and custodians to be forwarded to beneficial owners of the Common Stock. In addition to the solicitation of proxies by use of the mail, some of our officers, directors and employees may, without additional compensation, solicit proxies by telephone or personal interview.

     This Proxy Statement and form of proxy were first mailed to shareholders on or about September 7, 2001.

                          RECORD DATE AND VOTING RIGHTS

     The Company is currently authorized to issue up to 40,000,000 shares of Common Stock, no par value and 10,000,000 shares of Preferred Stock, no par value. As of July 31, 2001, 19,150,537 shares of Common Stock were issued and outstanding and no shares of Preferred Stock are outstanding. Each share of Common Stock shall be entitled to one (1) vote on all matters submitted for shareholder approval, including the election of directors. The record date for determination of shareholders entitled to notice of and to vote at the Meeting is August 21, 2001.

In elections of directors, California law provides that a shareholder, or his or her proxy holder, may cumulate votes; that is, each shareholder has the number of votes equal to the number of shares owned, multiplied by the number of directors to be elected, and the shareholder may cumulate such votes for a single candidate, or distribute such votes among as many candidates as he or she deems appropriate. However, a shareholder may cumulate votes only for a candidate or candidates whose names have been properly placed in nomination prior to the voting, and only if the shareholder has given notice at the meeting, prior to the voting, of his or her intention to cumulate votes for the candidates in nomination. The Company's designated proxy holders (the "Proxy Holders") have discretionary authority to cumulate votes represented by the proxies received in the election of directors. The Proxy Holders intend to vote all proxies received by them in such manner as will assure the election of as many of the nominees described under "Election of Directors" as possible. The five (5) nominees receiving the highest number of votes will be elected to the Board. With respect to any other matter that properly comes before the meeting, the Proxy Holders will vote in accordance with their own discretion, unless instructed otherwise in the proxy.

     A majority of the outstanding shares of Common Stock of the Company entitled to vote must be represented in person or by proxy at the Meeting to constitute a quorum for the transaction of business. The approval of all other proposals requires the votes for the proposal to be greater than the number of votes opposing the proposal. Under California law, abstentions and broker non-votes shall be counted for the purpose of determining quorum. Abstentions and non-votes will not be counted either for or against any proposal to determine if a proposal is approved.

                                  PROPOSAL ONE

                              ELECTION OF DIRECTORS

General Information

     At the Meeting, shareholders will be asked to elect Messrs. William H. Hedden, Stephen C. Kircher, Anthony G. Genovese, Timothy Nyman and Ronald A. Cohan, to serve until the next Meeting and until their successor shall be elected and qualified.

Nominees for Director

     The nominees for director have consented to being named as nominees in this Proxy Statement and have agreed to serve as a director, if elected at the Meeting. In the event that any nominee is unable to serve, the person named in the proxy has discretion to vote for other persons if such other persons are designated by the Board of Directors. The Board of Directors has no reason to believe that any of the nominees will be unavailable for election. The Directors who are elected shall hold office until the next Meeting or until their successors are elected and qualified.

     The following sets forth the persons nominated by the Board of Directors for election as a director and certain information with respect to that person.

               Nominee                                           Age
               -------                                           ---
               Stephen C. Kircher                                47
               William H. Hedden                                 46
               Anthony G. Genovese                               58
               Timothy Nyman                                     50
               Ronald A. Cohan                                   60

Background of Nominees

     Stephen C. Kircher, age 47, has served as Chairman of the Board of Directors of the Company since February 2000 and as a director since October 1999. Mr. Kircher was appoint as the Chief Executive Officer of the Company in July 2001. He has served as a director of International Display Works, Inc. since its formation in June 1999. Since 1993, he has served as Chairman and is majority owner of Capitol Bay Group, Inc., and as Chairman of Capitol Bay Securities, Inc. (securities and investment banking) and Capitol Bay Management, Inc. (investment company). Both Capitol Bay Securities, Inc. and Capitol Bay Management, Inc. are wholly-owned subsidiaries of Capitol Bay Group, Inc. He was a founding Director of Burlingame Bancorp and served on its Board from 1984 to 1991. Prior to 1993, Mr. Kircher formed and managed Spinner Corporation, which engaged in leveraged buyouts of troubled companies. Mr. Kircher has extensive experience as a principal in equity private placements, sale and leaseback financing, multiple forms of debt financing and initial public offerings. Mr. Kircher began his career with Dean Witter in 1975 before joining Bateman, Eichler, Hill & Richards, a regional investment-banking firm in 1978. Mr. Kircher has a Bachelor of Arts degree from the University of California, San Diego.

     William H. Hedden, age 46, has served as President and Chief Executive Officer of Consolidated Adjusting, Inc. (construction insurance adjusting) since 1992. From 1985 to 1992, Mr. Hedden served as a Director of Burlingame Bancorp and its subsidiary, Burlingame Bank & Trust Co. In 1984, Mr. Hedden served as Chairman of the Board of Bayhill Service Corporation, a mortgage banking subsidiary of Delta Federal Savings & Loan. From 1983 to 1987, Mr. Hedden served as Chairman of the Board and majority shareholder of Delta Federal Savings & Loan. Mr. Hedden received his Juris Doctor degree from Hastings College of the Law, San Francisco in 1979 and a Bachelor of Arts degree from Stanford
University, Palo Alto in 1975. He has been a director of the Company since October 1999.

     Anthony G. Genovese, 58, has been a Director of Granite Bay since September 2000 and Acting Secretary since July 2001. He is presently the Chairman and Chief Technology Officer of IDW. He founded IDW in June 1999 to purchase the shares of MULCD and Vikay Industrial (Shenzhen) Limited ("IDWT"). IDW operated MULCD and IDWT under a management contract with Vikay Industrial (Singapore) Limited ("Vikay"), MULCD's and IDWT's parent company, from August 1, 1999. From 1997 to 1999, Mr. Genovese was President, joint member of the Office of the Chief Executive and Director of Vikay. Vikay entered Judicial Management, a form of bankruptcy proceeding in Singapore, in December 1997. The Judicial Managers of Vikay selected Mr. Genovese to oversee continuing operations. In 1986, Mr. Genovese founded VGI, Inc, a joint venture company with Vikay to market Vikay LCD's and to help Vikay enter the LCD module business in the United States. He introduced custom products to major companies such as ADEMCO, GE, Honeywell, Schlumberger, AT&T, Milton Bradley, Lifescan and White-Rogers. In 1992, VGI became a subsidiary of Vikay and was renamed Vikay America, Inc. Mr. Genovese continued as President and CEO of Vikay America from 1992 to 1997. Prior to

Vikay, Mr. Genovese was a technologist and Marketing Executive for PCI Displays (1977 to1986), and founded the LCD operations at Beckman Instruments (1972 to1976) and Rockwell International (1966 to 1969). Mr. Genovese received a Bachelor of Science in Physics from Manhattan College in 1964, an Master of Science in Physics & Mathematics from NYU & Courant Institute of Mathematical Sciences in 1966 and attended USC for 18 graduate credits towards a Master Degree in Systems Management in 1975 and 1976.

     Timothy B. Nyman, 50, has served as a Director of Granite Bay Technologies since October 2000. Mr. Nyman is the Vice President of Operations for the Western United States at GTECH Corporation, the world's largest supplier of online lottery systems and services. In 1979, Mr. Nyman went to work with the predecessor company of GTECH Corporation, which was the gaming division of Datatrol, Inc. In his twenty-one years with GTECH and its predecessors, Mr. Nyman has held various positions in operations and marketing. He has directed a full range of corporate marketing activities and participated in the planning and installation of new online lottery systems domestically and internationally. Mr. Nyman received a Bachelor of Science degree in Marketing, Accounting and Finance from Michigan State University in 1973.

     Ronald A. Cohan, 60, has served as a Director of Granite Bay Technologies since October 2000. Since 1995, Mr. Cohan has served as a consultant to High Integrity Systems, Inc., a subsidiary of Equifax Inc. Prior to that, Mr. Cohan joined the San Francisco law firm of Pettit & Martin as an Associate in 1968 and was admitted as a Partner in 1972. He opened the Los Angeles office of Pettit & Martin in October of 1972 and was Partner In Charge until March of 1983. Mr. Cohan left Pettit & Martin in February of 1992 and became Principal of his own law firm. Mr. Cohan has specialized in government procurement matters for various institutional clients such as Honeywell, 3M, Mitsui, Centex and Equifax. Mr. Cohan received a Bachelor of Arts degree from Occidental College in 1963 and a Juris Doctor degree from the University of California, Berkeley (Boalt Hall) Law School in 1966.

     If the shareholders approve Proposal Two, described below, the Company will merge into International Displayworks, Inc., a Delaware corporation ("IDW"). The nominees will then serve as the directors of IDW.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS VOTING FOR THE NOMINEES FOR THE ELECTION OF DIRECTORS.


                                  PROPOSAL TWO

                                   APPROVAL OF
                          REINCORPORATION INTO DELAWARE

     The Board of Directors (the "Board") has unanimously approved, subject to shareholder approval, reincorporation in the State of Delaware, by merging into our wholly-owned subsidiary, IDW. A copy of the Certificate of Incorporation for IDW is attached as Exhibit A.

Principal Reasons for Reincorporation

     The Board believes it is in the best interest of the Company to merge into our wholly owned subsidiary, IDW. Currently, the major business operations of the company continue to be conducted through IDW and the Board believes it will be more efficient to streamline our corporate structure, reducing management time, Company resources and fees associated with a complex corporate structure. Additionally, the Board believes it is in the best interest of the Company to change our domicile to Delaware. Delaware will also enable the Company to draw upon well established principles of corporate governance in making business decisions. The prominence and predictability of Delaware corporate law will provide a reliable foundation on which the Company's governance decisions can be based.

General

     The proposed reincorporation would be accomplished by merging the Company into the Company's wholly owed subsidiary, IDW (the "Merger"), pursuant to an Agreement and Plan of Merger (the "Merger Agreement"), a copy of which is attached as Exhibit B to this Proxy Statement. Upon the effective date of the Merger, the Company will merge into IDW and the Company will cease to exist. IDW will assume the Company's reporting responsibilities.

     The reincorporation will not result in any change in the Company's business, management, directors, capitalization, assets or liabilities and will not result in any relocation of management or other employees. Further, except as explained herein, Proposal Two will not result in any substantial differences between the charter documents of the Company and IDW. However, some differences between the charter documents of the Company and IDW do exist by virtue of differences in state corporate law. All outstanding options and warrants of the Company will automatically be assumed and converted into an option or warrant to purchase the same number of shares of IDW capital stock, at the same price per share and upon the same terms and subject to the same conditions as set forth in such option or warrant agreement. IDW will also assume the 2000 Equity Income Plan, approved by the shareholders in 2000, and the 1999 Stock Option Plan for Non-Employee Directors.

     Upon the effectiveness of the Merger, (i) the legal existence of the Company as a separate corporation will cease, (ii) IDW will succeed to the assets and assume the liabilities of the Company, and (iii) each share of the Company's Common Stock, no par value, shall be automatically converted into one share of Common Stock, par value $0.001 of IDW. Each outstanding certificate representing a share or shares of Granite Bay's Common Stock will continue to represent the same number of respective shares of IDW. Thus, it will not be necessary for shareholders of Granite Bay to exchange their existing stock certificates for stock certificates of IDW.

Possible Disadvantages

     The Company believes there are no material disadvantages to Proposal Two, although, as discussed below, there are differences between California and Delaware corporate law.

     In accordance with California law, to approve Proposal Two the majority of the shares outstanding must vote in favor of the merger. It is anticipated that the Merger will become effective as soon as practicable following shareholder approval. However, pursuant to the Merger Agreement, the Merger may be abandoned, even after shareholder approval has been obtained, if circumstances arise which, in the opinion of the Board, make it inadvisable to proceed with the Merger.

No Rights of Dissenting Shareholders

     California law does not provide for rights of dissenting shareholders under these circumstances.

Significant Differences Between the Corporation Laws of California and Delaware

     The corporation laws of California and Delaware differ in a number of respects. It is impracticable to summarize all of the differences in this Proxy Statement, but certain significant aspects of the corporation laws of Delaware and California that could materially affect the rights of shareholders of Granite Bay are set forth below.

     1. Classification of the Board of Directors. California law does not permit the adoption of a classified Board for corporations that are not listed on a national securities exchange. A classified Board allows the Board to be divided into classes with staggered terms of office, with only one class of directors coming up for election each year. Delaware law permits, but does not require, the adoption of a classified Board of Directors pursuant to which the directors can be divided into as many as three classes with staggered terms of office, with only one class of directors coming up for election each year. Such classification may be effected through the Certificate of Incorporation, initial bylaws or a bylaw adopted by the stockholders. The Certificate of Incorporation of IDW does not currently provide for a classified Board.

     2. Cumulative Voting for Directors. Under cumulative voting, each share of stock entitled to vote in the election of directors has a number of votes equal to the number of directors to be elected. A shareholder/stockholder may then cast all of his or her votes for a single candidate, or may allocate them among as many candidates as such shareholder may choose. Under California law, a corporation that is not listed on a national securities exchange, must allow for cumulative voting. Under Delaware law, stockholders do not have a right to cumulate their votes for directors unless the Certificate of Incorporation so provides. The Certificate of Incorporation of IDW does not provide for cumulative voting in the election of Directors.

     3. Change in Number of Directors. Under California law, the bylaws may fix the exact number of directors or fix the exact number of directors within a range provided in the Articles of Incorporation or bylaws, but any change in the range must be approved by the shareholders. If no range is provided, any change in the authorized number of directors must be approved by the shareholders. The number of Directors for Granite Bay is not to be less than five (5) and not to be more than nine (9). Delaware law allows the exact number of Directors to be fixed by the Certificate of Incorporation or bylaws or the bylaws may provide for the Board of Directors to fix the number of directors. The number of Directors for IDW is currently fixed by the Board at five (5) members.

     4. Removal of Directors. Under California law, a director may be removed without cause by shareholder vote, provided that the shares voted against such removal would not be sufficient to elect the director under cumulative voting rules. In the event of cumulative voting, no director may be removed except on the vote of shareholders owning sufficient shares to have prevented his or her election to office in the first instance. Under Delaware law, the right to remove directors without cause may be eliminated in the Certificate of Incorporation. IDW's Certificate of Incorporation does not eliminate the right to remove directors without cause. Further under Delaware law, for a corporation that provides for cumulative voting or a classified board, a director or the entire board of a corporation may be removed with or without cause with the approval of a majority of the outstanding shares entitled to vote at an election of director. Directors may be removed with or without cause with the approval of the majority of the outstanding shares entitled to vote at the election of the directors.

     5. Limitation on Call of Special Meetings of Shareholders. California provides that such meetings may be called by the Board of Directors, the Chairman of the Board of Directors, the President, or by shareholders entitled to cast not less than 10% of the votes at the meeting. Delaware law provides that a special meeting of the stockholders may only be called by the Board of Directors or by such other person or persons as may be authorized in the Certificate of Incorporation or bylaws. However, IDW's bylaws allow special meetings of the stockholders to be called at any time by the President, Board of Directors, or stockholders holding shares in the aggregate entitled to cast not less than ten percent 10% of the votes at that meeting.

     6. Shareholder Vote for Mergers. Delaware law relating to mergers and other corporate reorganizations differs from California law in a number of respects. Generally, California law requires a shareholder vote in more situations than does Delaware law. Delaware law provides for a stockholder vote (except as indicated below and for certain mergers between parent and subsidiary Delaware corporations) by both the acquiring and acquired corporations to approve mergers and by stockholders of the acquired corporation for the sale by a corporation of substantially all of its assets. California law, in addition to requiring a shareholder vote in the foregoing circumstances, provides for a shareholder vote of an acquiring corporation in either share-for-share exchanges or sale of assets reorganizations and a shareholder vote of any parent corporation whose equity securities are being issued or transferred in connection with a corporate reorganization. California law generally requires a class vote when a vote is required, whereas Delaware law generally does not.

     Delaware law does not require a stockholder vote of the surviving corporation in a merger if (a) the merger agreement does not amend the existing Certificate of Incorporation, (b) each outstanding share of the surviving corporation before the merger is identical to the outstanding shares after the merger, and (c) the number of shares to be issued by the surviving corporation in the merger does not exceed 20% of the shares outstanding immediately prior to such issuance. California law contains a similar exception to shareholder voting requirements for reorganizations where shareholder control is not diluted more than one-sixth (1/6) as a result of the reorganization, although in California the dilution test applies to both surviving and nonsurviving corporations involved in the merger or reorganization.

     7. Dissenters' Rights. Under both California and Delaware law, a shareholder/stockholder of a corporation participating in certain major corporate transactions may, under varying circumstances, be entitled to receive cash equal to the fair market value of the shares held by such shareholder (as determined by a court of competent jurisdiction or by agreement of the shareholder and the corporation), in lieu of the consideration such shareholder would otherwise receive in the transaction. The laws of California and Delaware differ with respect to the circumstances under which dissenters' rights of appraisal are available. Delaware law does not require dissenters' rights with respect to (a) a sale-of-assets reorganization, (b) a merger by a corporation, the shares of which are either listed on a national securities exchange or widely-held (by more than 2,000 shareholders of record) if stockholders receive shares of the surviving corporation or of a listed or widely-held corporation, or (c) a merger in which the corporation is the surviving corporation provided that no vote of its stockholders is required to approve the merger. (For a discussion of the circumstances in which a vote of stockholders is not required, see "Shareholder Vote for Mergers"). California law does, in general, afford dissenters' rights in a sale-of-assets reorganization, and the exclusions from dissenters' rights in mergers are somewhat different from those in Delaware. For example, in the case of a corporation whose shares are listed on a national securities exchange, dissenters' rights would nevertheless be available in certain transactions for any shares with respect to which there are certain restrictions on transfer and for any class with respect to which 5% or more of such class claims dissenters' rights. Also, under California law, shareholders of a corporation involved in a reorganization are not entitled to dissenters' rights if the corporation, or its shareholders immediately before the reorganization, or both, will own more than five-sixths (5/6) of the voting power of the surviving or acquiring corporation or its parent entity.

     8. Loans to Directors and Officers. Under California law, a corporation may only make such a loan to, or guarantee for the benefit of, directors or officers, if such loan or guarantee is approved by a majority of the corporation's shareholders or, for corporations with 100 or more shareholders of record, by its board of directors pursuant to a shareholder-approved bylaw. The bylaws of Granite Bay do not have such a provision. Under Delaware law, a corporation may make loans to, guarantee the obligations of, or otherwise assist, its officers or other employees and those of its subsidiaries when such action, in the judgment of the corporation's Board of Directors, may reasonably be expected to benefit the corporation.

     9. Limitation of Liability and Indemnification. California and Delaware have similar laws with respect to indemnification by a corporation of its officers, directors, employees and other agents, but Delaware is slightly more permissive in its rules. For example, the laws of both states permit corporations to adopt a provision in their charter eliminating the liability of a director to the corporation or its shareholders/stockholders for monetary damages for breach of the director's fiduciary duty of care. There are nonetheless certain differences between the laws of the two states respecting indemnification and limitation of liability.

     The Articles of Incorporation of Granite Bay eliminates the liability of Directors to the fullest extent permissible under California law. California law does not permit the elimination of monetary liability where such liability is based on: (a) intentional misconduct or knowing and culpable violation of law;
(b) acts or omissions that a director believes to be contrary to the best interests of the corporation or its shareholders, or that involve the absence of good faith on the part of the director; (c) receipt of an improper personal benefit; (d) acts or omissions that show reckless disregard of the director's duty to the corporation or its shareholders, where the director in the ordinary course of performing a director's duties should be aware of a risk of serious injury to the corporation or its shareholders; (e) acts or omissions that constitute an unexcused pattern of inattention that amounts to an abdication of the director's duty to the corporation and its shareholders; (f) interested transactions between the corporation and a director in which a director has a material financial interest; (g) liability for improper distributions, loans or guarantees; and (h) a complaint against the directors in connection with a class action alleging a breach of duty directly to the shareholders.

     The Certificate of Incorporation of IDW likewise eliminates the liability of directors and officers to the fullest extent permissible under Delaware law. Under Delaware law, such provision may not eliminate or limit director monetary liability for: (a) breaches of the director's duty of loyalty to the corporation or its stockholders; (b) acts or omissions not in good faith or involving intentional misconduct or knowing violations of law; (c) the payment of unlawful dividends or unlawful stock repurchases or redemptions; or (d) transactions in which the director received an improper personal benefit.

     The limitations of liability provisions permissible under both, California and Delaware law also may not limit a director's liability for violation of, or otherwise relieve a corporation or its directors from the necessity of complying with, federal or state securities laws, or affect the availability of non-monetary remedies such as injunctive relief or rescission.

     Indemnification of officers and directors is required in some instances. Delaware law requires indemnification when an individual has successfully defended the action on the merits or otherwise, whereas California requires indemnification only, when an individual successfully defends on the merits. California law permits indemnification of expenses incurred in derivative or third-party actions, except that with respect to defending a derivative actions
(a) no indemnification may be made without court approval; and for all cases, and (b) no indemnification may be made without the determination by a majority vote of a disinterested quorum of the directors, independent legal counsel (if a quorum of independent directors is not obtainable), a majority vote of a quorum of the shareholders (excluding shares owned by the indemnified party) or the court handling the action that the agent acted in good faith and in the manner that he or she believed to be in the best interest of the corporation and its shareholders. Delaware law generally permits indemnification of expenses incurred in the defense or settlement of a derivative or third-party action, provided there is a determination by a disinterested quorum of the directors, by independent legal counsel or by a majority vote of a quorum of the stockholders that the person seeking indemnification acted in good faith and in a manner reasonably believed to be in or not opposed to the best interests of the corporation. Without court approval, however, no indemnification may be made in respect of any derivative action in which such person is adjudged liable for negligence or misconduct in the performance of his or her duty to the corporation.

     10. Inspection of Shareholders' List. California law provides for an absolute right of inspection of a shareholders' list only for persons holding 5% or more of the corporation's voting shares or persons holding 1% or more of such shares and has initiated a proxy contest. Delaware law permits any stockholder to inspect and copy the corporation's stockholders list, for a purpose reasonably related to such person's interest as a stockholder and, during the ten days preceding a stockholders' meeting, for any purpose germane to that meeting.

     11. Payments of Dividends. Under California law, any distributions (including dividends and repurchases of shares) are limited either to retained earnings or to an amount that would leave the corporation with tangible assets in an amount equal to at least 125% of its tangible liabilities and with current assets in an amount at least equal to its current liabilities (or 125% of its current liabilities, if the average pre-tax and pre-interest earnings for the preceding two fiscal years were less than the average interest expenses for such years). Such limitations are applied on a consolidated basis. Delaware law permits the payment of dividends out of surplus or, if there is no surplus, out of net profits for the current and preceding fiscal year (provided that the amount of capital of the corporation is not less than the aggregate amount of the capital represented by the issued and outstanding stock of all classes having a preference upon the distribution of assets). In addition, Delaware law generally provides that a corporation may redeem or repurchase its shares only, if such redemption or repurchase would not impair the capital of the corporation. The ability of a Delaware corporation to pay dividends on, or to make repurchases or redemptions of, its shares is dependent on the financial status of the corporation standing alone and not on a consolidated basis. In determining the amount of surplus of a Delaware corporation, the assets of the corporation, including stock of subsidiaries owned by the corporation, must be valued at their fair market value as determined by the Board of Directors, without regard to their historical book value.

     12. Stock Splits and Reverse Stock Splits. Under California law, shareholder approval is not required for a corporation to effect a stock split by an amendment to its Articles of Incorporation. However, shareholder approval is necessary to effect a reverse stock split. Under Delaware law, stockholders' approval is required to effect a stock split or reverse stock split, but is not required for a share dividend.

     13. Preemptive Rights. California and Delaware laws allow corporations to grant preemptive rights to shareholders/stockholders to subscribe for additional shares, if such rights are granted in the Articles of Incorporation/Certificate of Incorporation. The Articles of Incorporation of Granite Bay and the Certificate of Incorporation of IDW do not grant preemptive rights.

Federal Income Tax Consequences of the Merger

     The following discussion of material federal income tax consequences of the Reincorporation is based upon the Internal Revenue Code of 1986, as amended (the "Code"), Treasury Regulations thereunder, judicial decisions, and current administrative rulings and practices, all as in effect on the date hereof and all of which could be repealed, overruled, or modified at any time, possibly with retroactive effect. No ruling from the Internal Revenue Service (the "IRS") with respect to the matters discussed herein has been requested and there is no assurance that the IRS would agree with the conclusions set forth in this discussion. The Reincorporation is intended to qualify as a reorganization with the meaning of Section 368(a) of the Code.

     This discussion is for general information only and does not address certain federal income tax consequences that may be relevant to particular shareholders in light of their personal circumstances or to certain types of shareholders (such as dealers in securities, insurance companies, foreign individuals and entities, financial institutions and tax-exempt entities) who may be subject to special treatment under the federal income tax laws. This discussion also does not address any tax consequences under state, local or foreign laws.

     IN VIEW OF THE VARYING NATURE OF SUCH TAX CONSEQUENCES, EACH SHAREHOLDER IS URGED TO CONSULT HIS OR HER OWN TAX ADVISOR AS TO THE SPECIFIC TAX CONSEQUENCES OF THE PROPOSED REINCORPORATION, INCLUDING THE APPLICABILITY OF FEDERAL, STATE, LOCAL OR FOREIGN TAX LAWS.

     No gain or loss should be recognized by a shareholder who receives IDW capital stock in exchange for their Granite Bay capital stock as a result of the Reincorporation. The aggregate tax basis of the IDW capital stock received by each shareholder in the Reincorporation should be equal to the aggregate tax basis of the Granite Bay capital stock surrendered in exchange for the IDW capital stock. The holding period of the IDW capital stock received by each shareholder of Granite Bay capital stock should include the period for which such shareholder held the Granite Bay capital stock surrendered in the exchange for the IDW capital stock, provided that such Granite Bay capital stock was held by the shareholder as a capital asset at the time of Reincorporation.

EXECUTIVE OFFICERS

Executive Officers and Significant Employees

     Set forth below is information on the executive officers of the Company:


     Name                   Age     Position
     ----                   ---     --------

     Stephen C. Kircher(1)  47      Chairman of the Board

     P. Blair Mullin        47      Former President, Chief Financial Officer,
                                    Treasurer and Secretary

     Ian Bebbington         46      Chief Financial Officer and Secretary
     --------------
     (1) For information regarding Mr. Kircher see "Item 10. Directors," above.

     P. Blair Mullin, age 47, was the Company's President, Chief Financial Officer and Secretary and served as a Director of the Company from October 1998 to August 2001. Mr. Mullin served as the Company's President from May 1998 to August 2001 and as Chief Financial Officer from November 1997 to August 2001. Mr. Mullin served as Chairman of the Board of Granite Bay from April 1999 to February 2000. He was a Director of IDW from February 2000 to August 2001 and Chief Operating Officer of IDW from October 2000 to August 2001. In addition, he served as Treasurer and Secretary of Granite Bay from January 1998 to August 2001. Mr. Mullin was the President and Chief Executive Officer of Westbeach from July 1995 to November 1997 and the Chief Executive Officer of Westbeach Canada, ULC, from May 1998 to present. Mr. Mullin was responsible for the sale of the snowboard manufacturing assets and the snowboard apparel trademarks in 1999. From 1992 to 1995, Mr. Mullin was a private business consultant, serving companies in distress situations. Mr. Mullin received his Master of Business Administration from the University of Western Ontario in 1982 and Bachelor of Arts degree in Economics from Wilfrid Laurier University in 1975.

     Ian Bebbington, age 46, is a chartered accountant and has been the Company's Chief Financial Officer since July 2001. Mr. Bebbington founded Findatsys Worldwide Ltd., an internet start-up company where he worked from 1995 to 2001. He was the Chief Financial Officer from 1991 to 1995 and the Chief Executive Officer from 1994 to 1995 of Contimach Ltd., a subsidiary of Fenner PLC, a U.K. public company. Mr. Bebbington earned a Bachelor of Science degree in Economics and Commerce from the University of Southampton. He is a member of the Institute of Chartered Account of England and Wales.

Key Employees of the Company's Subsidiary - International DisplayWorks ("IDW")

     Anthony G. Genovese (see "Background of Nominees" above.)

     P. Blair Mullin (see "Executive Officers of the Company" above.)

     Philip Gregory, age 63, Vice President, Manufacturing, joined IDW in November, 1999. Mr. Gregory has over 30 years' experience in the electronics industry in areas of product and process development, equipment design, equipment maintenance, installation and automation, in both high and low volume, manufacturing environments. From 1996 to 1999, Mr. Gregory served as a manufacturing consultant to Three-Five Systems, Micro Display Corp., Accudyne and Villa Precision International. From 1994 to 1995, he was Product Development Manager for Villa Precision International, responsible for product development, customer process improvements and sales support. Mr. Gregory's experience also includes CEO of Dove Communications, General Manager of the telecom division of Elec & Elteck, VP of Operations for Printed Circuit Boards International, Operations Manager of National Semi-Conductor, and various positions with Texas Instruments. Mr. Gregory attended North Texas State University, majoring in business.

     Richard T. Seery, age 55, has been the Vice President of Sales and Marketing of IDW since May 2001. He was the Senior Sales Engineer for Unaxis Optics from 2000 to April 2001 and was the Director of International Sales of Villa Precision Inc. from 1995 to 2000. Mr. Seery earned his Bachelor of Science in Business Administration and Electrical Engineering from Marquette University.

Committees of the Board of Directors

     The Audit Committee of the Board of Directors makes recommendations regarding the retention of independent auditors, reviews the scope of the annual audit undertaken by our independent auditors and the progress and results of their work, and reviews our financial statements, internal accounting and auditing procedures and corporate programs to ensure compliance with applicable laws. The members of the Audit Committee in 2000 were Messrs. Kircher, Hedden,
Manz, Nyman and Cohan, and the current members are Messrs. Kircher, Hedden, Nyman and Cohan. A copy of the Audit Committee's Charter is attached as Exhibit C.

     The Compensation Committee of the Board of Directors reviews and approves executive compensation policies and practices, reviews salaries and bonuses for our officers, administers the Company's Stock Option Plan and other benefit plans, and considers other matters as may, from time to time, be referred to them by the Board of Directors. The members of the Compensation Committee in 2000 were Messrs. Kircher, Hedden, Manz, Nyman and Cohan, and the current members are Messrs. Kircher, Hedden, Nyman and Cohan.

     The Executive Committee of the Board of Directors was formed in September of 2000 and meets frequently to help guide senior management in their specific duties to accomplish the Company's operating objectives. The current members of the Executive Committee are Messrs. Kircher, Genovese and Nyman.

     The Board of Directors does not have a Nominating Committee.

     In 2000, the Board of Directors met eight (8) times and took two (2) actions by unanimous consent, the Audit Committee met two (2) times, the Compensation Committee met three (3) times and the Executive Committee met ten
(10) times. Each director attended at least 75% of the meetings of the Board of Directors and of the committees upon which he served.

Audit Committee Report

     The Audit Committee reviews the Company's internal accounting procedures, consults with and reviews the services provided by the Company's independent accountants and makes recommendations to the Board of Directors regarding the selection of independent accountants. In fulfilling its oversight responsibilities, the Committee has reviewed and discussed the audited financial statements with management and discussed with the independent auditors the matters required to be discussed by SAS 61. Management is responsible for the financial statements and the reporting process, including the system of internal controls. The independent auditors are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles.

     The Committee discussed with the independent auditors, the auditors' independence from the management of the Company and received written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1.

     After the review a discussions mentioned above, the Committee recommended to the Board that the audited financial statement be included in the Company's Annual Report on Form 10-K.

                                            Respectfully Submitted,
                                            Audit Committee of
                                            Granite Bay Technologies, Inc.,

                                            Stephen C. Kircher
                                            William H. Hedden
                                            Thomas J. Manz
                                            Ronald Cohan
                                            Timothy Nyman

Compensation Committee Report on Executive Compensation

     The executive compensation policies and programs developed by the Company are designed to retain and motivate executive officers and to ensure that their interests are aligned with the interests of the Company's shareholders. The Company's policy is to offer competitive compensation opportunities for its employees based on a combination of factors, including Company growth, corporate performance and the individual's personal contribution to the business.

     The Company's compensation programs are implemented by the Compensation Committee of the Board of Directors ("Board"). Such programs consist of base salary, annual incentives and long-term incentives. Executive officers who are also directors do not participate in decisions affecting their own compensation.

Base Salary

     The Compensation Committee considered its own assessment of the individual performances of each executive officer and its own subjective assessment of the Company's overall financial performance. There is no fixed relationship between base salary and corporate performance or between base salary and the competitive range of salaries that may be offered by competitive companies. The Compensation Committee members considered their business judgment in light of their experience to be an important factor in establishing executive compensation.

Annual Incentives

     On an annual  basis,  the  Compensation  Committee  considers  the grant of annual incentive bonuses to each executive officer. Incentive bonuses are discretionary and are determined subjectively, with the Compensation Committee taking into consideration the individual's performance, contribution and accomplishments during the past fiscal year and the Company's financial performance. Neither the decision to award a bonus, nor the specific size of the incentive bonus, is based on any specific measure of corporate performance. In fiscal 2000, no incentive bonuses were awarded to any executive officer.

Stock Incentive Compensation

     The Board believes that stock ownership by executive officers and key employees provides valuable incentives for those persons to benefit as the Company's Common Stock price increases, and that stock option-based incentive compensation arrangements help align the interests of executives, employees and shareholders. To facilitate these objectives, the Board has granted stock options to executives and key employees through the Company's Employee Equity Incentive Plan (formerly, the 1990 Amended and Restated Stock Option Plan) (the "Plan"), approved by the shareholders in 1991. The Plan was amended by the Board in 1995 to increase the number of shares available under the Plan to 1,102,500, which amendment was approved by the Company's shareholders. The Plan was again amended by the Board in 1997 to change the name of the Plan, add certain additional types of equity grants, provide for acceleration of vesting on certain changes in control or sale of substantially all the Company's assets and a number of immaterial changes to update, modernize and reorganize the Plan, which amendment was also approved by the Company's shareholders. This Plan has now expired.

     Effective October 12, 1999, the Board adopted the 1999 Stock Option Plan for Non-Employee Directors (the "Directors' Plan"). The Plan provides for the issuance of up to 300,000 shares of the Company's Common Stock (as presently constituted) to existing directors and, in the case of extra service or duties, to prior directors. Options may be awarded in such amounts, at such times, at such exercise prices and on such other terms as the Board determines, subject to any limitations in the Plan. Unless otherwise designated, options vest uniformly over the year following the date of grant. The options, subject to earlier termination under the Plan or option grant, expire after the later of (i) five years after the date of grant or (ii) five years after termination as a director. In 2000, the Board issued fully- vested options for 180,000 shares to 6 persons who were directors over the past year, all at an exercise price of $.75 per share.

     Effective September 28, 2000, the Board and the shareholders of the Company approved the 2000 Employee Equity Incentive Plan ("Equity Incentive Plan"). A total of 882,800 shares of Common Stock were reserved for issuance under the Equity Incentive Plan. The purpose of the Equity Incentive Plan to attract and retain the services of key employees, directors, officers and consultants and to help such individuals realize a direct proprietary interest in the Company. A total of 882,800 shares of Common Stock were reserved for issuance under the Equity Incentive Plan. In 2000, the Board issued options to purchase 553,000 shares at exercise prices ranging from $.75 to $1.70.

     In determining the number of options granted to executive officers and key employees, the Board considered the person's opportunity to affect the share price of the Company's Common Stock, the level of the person's performance based on past performance, future contribution to the Company and the anticipated incentive effect of the number of options granted.

     The Board believes that the policies and plans described above provide competitive levels of compensation and effectively link executives and shareholder interests. Moreover, the Board believes such policies and plans are consistent with the long-term investment objectives appropriate to the business in which the Company is engaged.

                             Respectfully Submitted,
                             Compensation Committee of
                             Granite Bay Technologies, Inc.

                             Stephen C. Kircher
                             William H. Hedden
                             Thomas J. Manz
                             Ronald Cohan
                             Timothy Nyman

Compensation of Directors

     Board members are currently not compensated for participation in Board meetings. This policy may change in the future. All Directors are reimbursed for expenses incurred in attending Board and committee meetings. Additionally, the Board may grant stock options to its members for service as directors. During the fiscal year ended December 30, 2000, non-employee directors were granted options to purchase an aggregate of 180,000 shares at an exercise price of $0.75 vesting immediately. All options were granted at an exercise price equal to the fair market value. Mr. Manz was also granted warrants to purchase 20,000 shares of Common Stock of the Company at $0.75 per share for his extraordinary efforts in selling the Salem, Oregon building.

Compensation Summary

     The following table summarizes all compensation earned by or paid to our President and Chief Financial Officer and the former Chief Executive Officer. No other executive officer's total annual compensation for services rendered in all capacities for 1998, 1999 and 2000 exceeded $100,000.

                           Summary Compensation Table


                                            Annual Salary                 Long-Term Compensation
                                   -------------------------------   --------------------------------
                                                                       Securities
Name and                                                               Underlying         Other
Principal Position                          Year        $         Bonus       Options (#)     Compensation
------------------                          ----        -         -----       -----------     ------------

P. Blair Mullin(1)                          2000     $124,224       --           80,000             --
Former President, Chief Financial Officer,  1999     $121,774       --           70,000            117(3)
and Secretary and Chief Operating Officer   1998     $118,218       --             --(2)         2,402(4)
of IDW

Anthony Genovese,                           2000     $200,833       --          260,000          9,000(5)
Chief Technology Officer of IDW             1999        --          --             --              --
                                            1998        --          --             --              --

Philip Gregory,                             2000     $114,583       --           60,000          5,000(6)
Vice President of Manufacturing of IDW      1999        --          --             --              --
                                            1998        --          --             --              --

Alan Lefko,                                 2000     $109,375       --           50,000        $13,250(7)
Former Chief Financial Officer of IDW                   --          --             --              --
                                                        --          --             --              --

Ben Tang,                                   2000     $169,233       --           25,000        $19,694(8)
Former Vice President of Far East           1999        --          --             --              --
Operations of IDW                           1998        --          --             --              --

--------------------------

Footnotes:

(1) Mr. Mullin was President of the Company from May 18, 1998 to August 2001. He was also serving as Chief Financial Officer and Secretary/Treasurer of the Company and served as Chairman of the Board from April 1, 1999 to February 2000.
(2)  50,000 options granted in 1998 were cancelled.
(3)  Represents medical insurance reimbursement
(4)  Represents reimbursement of moving expenses.
(5)  Represents vehicle allowance.
(6)  Represents moving allowance.
(7)  Represents $8,000 moving allowance and $5,250 vehicle allowance.
(8)  Represents vehicle allowance.

Option Grants in 2000

     The following table provides information relating to stock options granted during the year ended December 30, 2000.

                                              Individual Grants
                                                                                     Potential Realizable Value
                                                                                     at Assumed Annual Rates
                                         Percent of Total                                 of Stock Price
                  Number of Securities  Options Granted to   Exercise                      Appreciation
                       Underlying            Employees         Price     Expiration      For Option Terms
                                                                                        -----------------
      Name         Options Granted (#)    In Fiscal Year     Per Share      Date            5%           10%
      ----         -------------------    --------------     ---------     ------        -------       -------
P. Blair Mullin          70,000               12.66            $  .75      1/7/10        $ 33,017     $ 83,671
                         10,000                1.81            $  .75     12/15/05       $  2,072     $  4,579

Anthony Genovese        250,000               45.21            $ 1.70      8/25/05       $117,420     $259,467
                         10,000                1.81            $  .75     12/15/05       $  2,072     $  4,579

Phil Gregory             50,000                9.04            $ 1.70      8/25/05       $ 23,484     $ 51,893
                         10,000                1.81            $  .75     12/15/05       $  2,072     $  4,579

Alan Lefko               50,000                9.04            $ 1.70      8/25/05       $ 23,484     $ 51,893

Ben Tang                 25,000                4.52            $ 1.70      8/25/05       $ 11,742     $ 25,947


     The exercise price of each option was equal to the fair market value of our Common Stock on the date of the grant. Percentages shown under "Percent of Total Options Granted to Employees in the Last Fiscal Year" are based on an aggregate of 553,000 options granted to our employees under the 1998 Stock Option Plan, 2000 Equity Incentive Plan and outside of this plan during the year ended December 30, 2000.

     Potential realizable value is based on the assumption that our Common Stock appreciates at the annual rate shown, compounded annually, from the date of grant until the expiration of the five-year term. These numbers are calculated based on Securities and Exchange Commission requirements and do not reflect our projection or estimate of future stock price growth. Potential realizable values are computed by:

     o Multiplying the number of shares of Common Stock subject to a given option by the exercise price;
     o Assuming that the aggregate stock value derived from that calculation compounds at the annual 5% or 10% rate shown in the table for the entire five-year term of the option; and
     o    Subtracting from that result the aggregate option exercise price.

                          Fiscal Year End Option Values

     The following table sets forth for each of the executive officers named in the Summary Compensation Table the number and value of exercisable and unexercisable options for the year ended December 30, 2000.

                                                     Number of Securities
                                                     Underlying Unsecured            Value of Unexercised
                        Shares                              Options                  In-The-Money Options
                     Acquired on       Value         At December 30, 2000            at December 30, 2000
                                                 -----------------------------   ----------------------------
Name                 Exercise (#)  Realized ($)   Exercisable   Unexercisable    Exercisable   Unexercisable
----                 ------------  ------------   -----------   -------------    -----------   -------------
P. Blair Mullin           -              -          150,000           -            $24,500            -

Anthony Genovese          -              -           93,166        175,000             -              -

Phil Gregory              -              -           30,000         30,000             -              -

Alan Lefko                -              -           25,000         25,000             -              -

Ben Tang                  -              -           12,500         12,500             -              -

     Amounts shown under the column "Value of Unexercised In-The-Money Options at December 30, 2000," represent the difference between the fair market value of the shares of Common Stock underlying the options at December 29, 2000, $0.60 per share (the closing price on the last day of trading of 2000, as reported in the Pinksheets) less the corresponding exercise price of such options.

Stock Incentive Compensation

     The Board believes that stock ownership by executive officers and key employees provides valuable incentives for those persons to benefit as the Company's Common Stock price increases, and that stock option-based incentive compensation arrangements help align the interests of executives, employees and shareholders.

2000 Employee Equity Incentive Plan

     Effective September 28, 2000, the Board and the shareholders of the Company approved the 2000 Employee Equity Incentive Plan ("Equity Incentive Plan"). A total of 882,800 shares of Common Stock were reserved for issuance under the Equity Incentive Plan. The purpose of the Equity Incentive Plan is to attract and retain the services of key employees, directors, officers and consultants and to help such individuals realize a direct proprietary interest in the Company. A total of 882,800 shares of Common Stock were reserved for issuance under the Equity Incentive Plan.

1999 Stock Option Plan for Non-Employee Directors

     In October 1999, the Board of Directors adopted the Granite Bay Technologies, Inc. 1999 Stock Option Plan for Non-Employee Directors. This plan provides for the issuance of up to 300,000 shares of the Company's common stock to existing Directors and, in the case of extra service or duties, to past directors. Unless otherwise provided in the option grant, the options vest over the year following the date of grant and expire after the later of (i) five years after the date of grant or (ii) five years after termination as a Director.

Certain Relationships And Related Transactions

     The Company engaged Capitol Bay Securities, Inc. ("CBS") as the placement agent for a private placement on January 31, 2000. As placement agent, CBS received sales commissions of $435,000 and an expense allowance of $87,000, equal to 12% of the proceeds raised, and received warrants to acquire 580,000 of the Company's Common Stock at an exercise price of $.75 per share. CBS is a wholly-owned subsidiary of Capitol Bay Group, Inc. ("CBG") and CBG is wholly-owned by Stephen Kircher, a director of the Company.

     On August 1, 2000, Mr. Kircher and his wife personally guaranteed the $2.1 million re-finance of the Company's Oregon property. The Board granted Mr. and Mrs. Kircher warrants to purchase 21,000 shares at $1.50 per share expiring August 10, 2005 for their efforts in re-financing the Oregon Property and exposure assumed through the guarantee.

     On September 8, 2000, the Company sold 100,000 shares of Common Stock of the Company to Thomas Lauer in exchange for a $150,000 secured promissory note. Mr. Lauer was the Vice President of Sales & Marketing of IDW at the time of the transaction. Mr. Lauer is no longer employed by the Company. The shares and note were cancelled by agreement.

     On December 22, 2000, the Company closed a unit offering consisting of promissory notes and warrants to purchase shares of Common Stock of the Company. Under the promissory notes, the Company will pay interest only payments each month at a rate of 12.68 percent per year with the total amount borrowed due on December 30, 2001. Warrants to purchase 89,861 shares of Common Stock at $0.75 per share were issued. The Company's net proceeds from the offering were $499,303. Mr. Kircher, the Company's Chairman of the Board, invested $99,303. Messrs. Manz and Genovese, both directors, invested $100,000 and $150,000, respectively.

     Subsequent to the year end, on February 23, 2000, Mr. and Mrs. Cohan, one of the Company's Directors and his wife, loaned the Company $200,000 pursuant to a secured promissory note. Under the secured promissory note, the total amount borrowed together with an interest payment at a rate of 12.68 percent per year was due on April 2, 2001. As security for the loan, the Company pledged the shares of Common Stock of IDW and Mr. and Mrs. Kircher, the Company's Chairman and his wife, guaranteed the loan. On April 4, 2001, the Company repaid the secured promissory note in full.

Compliance with Section 16(a) of the Exchange Act

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's executive officers and directors, and persons who own more than ten percent (10%) of the Company's Common Stock, to file reports of ownership on Form 3 and changes in ownership on Form 4 or 5 with the Securities and Exchange Commission (the "SEC"). Such executive officers, directors and ten percent (10%) shareholders are also required by SEC rules to furnish the Company with copies of all Section 16(a) forms they file. Based solely upon its review of copies of such forms received by it, or on written representations from certain reporting persons that no other filings were required for such persons, the Company believes that, during the year ended December 30, 2000, all of its executive officers, directors and ten percent (10%) shareholders complied with all applicable Section 16(a) filing requirements, except the initial filings for Messrs. Cohan and Nyman. These reports were delayed due to travel during the holidays. These reports have been filed.

Principal Shareholders

     The following table sets forth certain information as of June 30, 2001, with respect to the beneficial ownership of our Common Stock for (i) each director, (ii) all of our directors and officers as a group, and (iii) each person known to us to own beneficially five percent (5%) or more of the outstanding shares of our Common Stock.

     Unless  otherwise  indicated,  the address for each listed  shareholder is:
Granite Bay Technologies, Inc., 599 Menlo Drive, Suite 200, Rocklin, California 95765. To our knowledge, except as indicated in the footnotes to this table or pursuant to applicable community property laws, the persons named in the table have sole voting and investment power with respect to the shares of Common Stock indicated.


                                              Number of
Name of Beneficial Owner                        Shares  (1)        Percent (2)

Stephen C. Kircher                            2,675,861 (3)         13.7%
William H. Hedden                                65,000 (4)            *%
Anthony Genovese                              1,405,000 (5)          7.3%
Ronald Cohan                                    154,000 (6)            *%
Timothy Nyman                                   336,664 (7)          1.8%
All directors and executive officers as a     4,808,822 (8)         24.2%
group (seven persons)

-------------------
Footnotes:

*    Does not exceed 1% of the class.

(1) "Beneficial Ownership" is defined pursuant to Rule 13d-3 of the Exchange Act, and generally means any person who directly or indirectly has or shares voting or investment power with respect to a security. A person shall be deemed to be the beneficial owner of a security if that person has the right to acquire beneficial ownership of the security within 60 days, including, but not limited to, any right to acquire the security through the exercise of any option or warrant or through the conversion of a security. Any securities not outstanding that are subject to options or warrants shall be deemed to be outstanding for the purpose of computing the percentage of outstanding securities of the class owned by that person, but shall not be deemed to be outstanding for the purpose of computing the percentage of the class owned by any other person.
(2) Based on 19,150,537 shares of the Company's Common Stock outstanding at June 30, 2001, plus that number of shares subject to options exercisable within 60 days of June 30, 2001, owned by each individual or group of individuals.
(3) Includes 2,000,000 shares, options to purchase 85,000 shares and warrants to purchase 335,861 shares in Mr. Kircher's name; 35,000 shares held by Capital Bay Securities, Inc. ("CBS"), 220,000 shares held by Eureka Capital Corporation Ltd. held for the benefit of CBS. CBS is a wholly owned subsidiary of Capital Bay Group ("CBG") and Mr. Kircher is a majority shareholder in CBG.
(4) Includes 65,000 shares subject to options exercisable within 60 days after June 30, 2001.
(5) Includes 670,000 shares held in joint tenancy with Mr. Genovese's wife, Mrs. Sharon Genovese, 670,000 shares held by an individual retirement account for Anthony Genovese by Delaware trust and 35,000 shares subject to options and 30,000 shares subject to warrants exercisable within 60 days after June 30, 2001.
(6) Includes 134,000 shares and options to purchase 20,000 shares exercisable within 60 days after June 30, 2001.
(7) Includes 316,664 shares and options to purchase 20,000 shares exercisable within 60 days after June 30, 2001.
(8) Includes 4,045,664 shares, options to purchase 225,000 shares and warrants to purchase 365,861 shares exercisable within 60 days after June 30, 2001 owned by the Directors; 9,797 shares and options to purchase 150,000 shares owned by Mr. Mullin, former President, and options to purchase 12,500 shares exercisable within 60 days after June 30, 2001 owned by Mr. Bebbington.

Performance Measurement Comparison

              COMPARISON OF CUMULATIVE TOTAL RETURN ON INVESTMENT*

                                [GRAPHIC OMITTED]



Other Matters

     The Board of Directors knows of no other matters that may or are likely to be presented at the Meeting. However, in such event, the persons named in the enclosed form of proxy will vote such proxy in accordance with their best judgment in such matters pursuant to discretionary authority granted in the proxy.

Relationship with Independent Auditors

     The Company has retained the firm of Perry Smith LLP as independent auditors of the Company for the fiscal year ending December 30, 2000. The Company expects a representative of Perry Smith LLP to be present at the Annual Meeting of Shareholders and the representative will have an opportunity to make a statement if he desires to do so. Such representative will be available to respond to appropriate questions.

Audit Fees

     The aggregate fees billed for professional services rendered for the audit of the Company 's annual financial statements on Form 10-K and the review of the financial statements included in the Company's quarterly reports on Form 10-Q for the fiscal year ended December 30, 2000 for Perry Smith LLP were $74,845 and Ernst & Young Hong Kong were $214,589.

All Other Fees

     The aggregate fees billed for all other professional services rendered by the Company 's independent auditor, including tax services, for the fiscal year ended December 30, 2000 were $62,418.

Additional Information

     Copies of the exhibits to our Annual Report on Form 10-K will be provided to any requesting shareholder, provided that such shareholder agrees to reimburse us for reasonable fees related to providing such exhibits. Shareholders should direct their request to: Corporate Secretary, Granite Bay Technologies, Inc., 599 Menlo Drive, Suite 200, Rocklin, California 95765.

Shareholder Proposals

     Shareholder proposals to be included in our Proxy Statement and Proxy for its 2001 annual meeting must meet the requirements of Rule 14a-8 promulgated by the SEC and must be received by Granite Bay no later than June 13, 2002.

ALL SHAREHOLDERS ARE URGED TO EXECUTE THE ACCOMPANYING PROXY AND TO RETURN IT PROMPTLY IN THE ACCOMPANYING ENVELOPE. SHAREHOLDERS MAY REVOKE THE PROXY IF THEY DESIRE AT ANY TIME BEFORE IT IS VOTED.


                                            Granite Bay Technologies, Inc.

                                            By Order of the Board of Directors

                                            /s/ Stephen C. Kircher


                                            Stephen C. Kircher
                                            Chief Executive Officer

September 7, 2001
Rocklin, California

                        THIS PROXY IS SOLICITED ON BEHALF
                            OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints Anthony G. Genovese and Stephen C. Kircher, and each of them, as proxies with the power to appoint his or their successor, and hereby authorizes them to represent and to vote, as designated below, all the shares of Common Stock of Granite Bay Technologies, Inc. ("Granite Bay"), held of record by the undersigned on August 21, 2001, at the Annual Meeting of Shareholders, to be held on October 11, 2001, at 10:00 a.m. (PDT), at the corporate offices located at 599 Menlo Drive, Suite 200, Rocklin, California 95765, and at any and all adjournments thereof.

1. Election of Directors to serve until the Annual Meeting of Shareholders for the Year 2002:

     William H. Hedden   FOR ____ WITHHOLD AUTHORITY ____
     Stephen C. Kircher  FOR ____ WITHHOLD AUTHORITY ____
     Anthony G. Genovese FOR ____ WITHHOLD AUTHORITY ____
     Timothy Nyman       FOR ____ WITHHOLD AUTHORITY ____
     Ronald Cohan        FOR ____ WITHHOLD AUTHORITY ____

2. Approval of Reincorporation into Delaware by merging Granite Bay into its subsidiary, IDW.

        FOR    ____          AGAINST        ____          ABSTAIN       ____

3. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting.

     This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this Proxy will be voted FOR the nominees and FOR Proposals Two and Three.

     Please sign exactly as your name appears on your share certificates. When shares are held by joint tenants, all joint tenants should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If the signatory is a corporation, please sign the full corporate name by the president or other authorized officer. If the signatory is a partnership, please sign in the partnership name by an authorized person.

Dated:
       ------------------

-------------------------------------    -------------------------------------
Name (Print)                             Name (Print) (if held jointly)

-------------------------------------    -------------------------------------
Signature (Print)                        Signature (if held jointly)

Address:                                 I will      attend the meeting.
        -----------------------------           ----

City, State, Zip:                        I will not      attend the meeting.
                  -------------------               ----

                                         Number of persons to attend     .
                                                                     ----
    PLEASE MARK, SIGN, DATE AND RETURN THE PROXY PROMPTLY USING THE ENCLOSED
                                    ENVELOPE.

                                   EXHIBIT A


                      RESTATED CERTIFICATE OF INCORPORATION
                      OF INTERNATIONAL DISPLAYWORKS, INC.,
                             a Delaware corporation

     International DisplayWorks, Inc., a corporation organized and existing under the laws of the State of Delaware, (the "Corporation") hereby certifies as follows:

     1. The name of the Corporation is International DisplayWorks, Inc. and the original Certificate of Incorporation of the corporation was filed with the Secretary of State of the State of Delaware on June 1, 1999.

     2. This Amended and Restated Certificate of Incorporation was duly adopted in accordance with Sections 242 and 245 of the Delaware General Corporation Law.

     3. The amendments and the restatement of the Corporation's Certificate of Incorporation as set forth herein have been duly adopted by the stockholders in accordance with the provisions of Sections 242 and 245 of the Delaware General Corporation Law.

     4. The text of the Restated Certificate of Incorporation as heretofore amended or supplemented is hereby restated and further amended to read in its entirety as follows:

     FIRST: The name of the corporation (hereinafter called the "Corporation") is International DisplayWorks, Inc.

     SECOND: The address, including street, number, city and county, of the registered office of the Corporation in the State of Delaware is 1013 Centre Road, Wilmington, County of Newcastle, Delaware 19805; and the name of the registered agent of the Corporation in the State of Delaware at such address is The Company Corporation


     THIRD: The purpose or purposes of the Corporation shall be to engage in any lawful act or activity for which corporations may be organized under the Delaware General Corporation Law.

     FOURTH: The Corporation is authorized to issue two classes of stock, designated Common Stock, $0.001 par value ("Common Stock") and Preferred Stock, $0.001 par value. The total number of shares which the Corporation is authorized to issue is Fifty Million (50,000,000). The total number of shares of Common Stock is Forty Million (40,000,000) and the total number of shares of Preferred Stock is Ten Million (10,000,000).

     Shares of Preferred Stock may be issued from time to time in one or more series. The Board of Directors shall determine the designation of each series and the authorized number of shares of each series. The Board of Directors is authorized to determine and alter the rights, preferences, privileges and restrictions granted to or imposed upon any wholly unissued series of shares of Preferred Stock and to increase or decrease (but not below the number of shares of such series then outstanding) the number of shares of any such series subsequent to the issue of shares of that series. If the number of shares of any series of Preferred Stock shall be so decreased, the shares constituting such decrease shall resume the status which they had prior to the adoption of the resolution originally fixing the number of shares of such series.

     FIFTH: The Corporation is to have perpetual existence.

     SIXTH: In furtherance and not in limitation of the powers conferred by the laws of the State of Delaware, the Board is expressly authorized to make, alter or repeal the Bylaws of the Corporation, subject to the power of the stockholders of the Corporation to alter or repeal any Bylaws made by the Board.

     SEVENTH: Unless, and except to the extent that, the Bylaws of the Corporation shall so require, the election of directors of the Corporation need not be by written ballot.

     EIGHTH: A director of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director except to the extent such exemption from liability or limitation thereof is not permitted under the Delaware General Corporation Law as the same exists or may hereafter be amended.

     Any repeal or modification of the foregoing paragraph shall not adversely affect any right or protection of a director of the Corporation existing hereunder with respect to any act or omission occurring prior to such repeal or modification.

     NINTH: The Corporation shall indemnify its officers, directors, employees and agents to the extent permitted by the General Corporation Law of Delaware.

     TENTH: The Corporation reserves the right at any time, and from time to time, to amend, alter, change or repeal any provision contained in this Certificate of Incorporation, and other provisions authorized by the laws of the State of Delaware at the time in force may be added or inserted, in the manner now or hereafter prescribed by law; and all rights, preferences and privileges of whatsoever nature conferred upon stockholders, directors or any other persons whomever by and pursuant to this Certificate of Incorporation in its present form or as hereafter amended are granted subject to the rights reserved in this article.

     ELEVENTH: Notwithstanding any other provision of this Certificate of Incorporation, any action by the stockholders may be taken by written consent in lieu of a meeting, without prior notice or vote, of the holders of that portion of the total voting power necessary to authorize such action. The manner of obtaining any such written consent shall be governed by the Corporation=s Bylaws.

     5. The Board of Directors of the Corporation approved this amendment and restatement of the Certificate of Incorporation.

     6. The stockholder of the Corporation holding all of the outstanding shares of the Corporation, by written consent in accordance with Section 228 of the General Corporation Law of Delaware, voted in favor of this amendment and restatement of the Certificate of Incorporation.

                   [THIS SPACE WAS INTENTIONALLY LEFT BLANK.]

        IN WITNESS WHEREOF, the Corporation has caused this Certificate to be signed by its authorized officers this 1st day of August, 2001.



                                                  /s/  ANTHONY GENOVESE
                                                       -------------------------
                                                       Anthony Genovese
                                                       President


                                                  /s/  ALAN LEFKO
                                                       -------------------------
                                                       Alan Lefko,
                                                       Secretary

                                   EXHIBIT B


                          AGREEMENT AND PLAN OF MERGER
                                     MERGING
                         GRANITE BAY TECHNOLOGIES, INC.,
                            a California Corporation
                                      INTO
                        INTERNATIONAL DISPLAYWORKS, INC.,
                             a Delaware Corporation

     This Agreement and Plan of Merger is entered into this the 30th day of July 2001 by and between Granite Bay Technologies, Inc., a California corporation ("Granite Bay" or the "Terminating Corporation"), and International DisplayWorks, Inc., a Delaware corporation ("IDW" or the "Surviving Corporation").

     1. Merger. Granite Bay and IDW shall, pursuant to the provisions of the Delaware General Corporation Law and the California Corporation Code, be merged with and into a single corporation, to wit, IDW, which shall be the Surviving Corporation at the effective time and date of the merger and which is sometimes hereinafter referred to as the "Surviving Corporation," and which shall continue to exist as said Surviving Corporation under its present name, International DisplayWorks, Inc., pursuant to the provisions of the laws of the jurisdiction of its organization. The separate existence of Granite Bay, which is sometimes hereinafter referred to as the "Terminating Corporation," shall cease at said effective time and date in accordance with the provisions of the California Corporation Code.

     2. Effective Date. This Agreement shall become effective at the close of business on the day on which this Agreement shall have been filed with the Secretary of State of the State of California in accordance with Section 1103 of the California General Corporation Law (the "Effective Date").

     3. Shares Outstanding. As of the date hereof, the Terminating Corporation has 40,000,000 shares of Common Stock, no par value, and 10,000,000 shares of Preferred Stock, no par value, authorized and 19,150,537 shares of Common Stock and no shares of Preferred Stock outstanding. As of the date hereof, the Surviving Corporation has 40,000,000 shares of Common Stock, no par value, and 10,000,000 shares of Preferred Stock, no par value, authorized and 10 shares of Common Stock and no Preferred Stock outstanding.

     4. Corporate Documents. The Certificate of Incorporation of the Surviving Corporation as in force and effect at the effective time and date of the merger in the jurisdiction of its organization shall be the Certificate of
Incorporation of said Surviving Corporation and said Certificate of Incorporation shall continue in full force and effect until amended and changed in the manner prescribed by the laws of the jurisdiction of its organization.

     5. Bylaws. The bylaws of the Surviving Corporation as in force and effect at the effective time and date of the merger will be the bylaws of said

Surviving Corporation and will continue in full force and effect until changed, altered, or amended as therein provided and in the manner prescribed by the provisions of the laws of the jurisdiction of organization of said Surviving Corporation.

     6. Directors and Officers. The directors and officers in office of the Terminating Corporation at the effective time and date of the merger shall be the members of the first Board of Directors and the first officers of the Surviving Corporation, all of whom shall hold their directorships and offices until the election and qualification of their respective successors or until their tenure is otherwise terminated in accordance with the bylaws of the Surviving Corporation.

     7. Shares. Each issued share of the Terminating Corporation immediately prior to the effective time and date of the merger shall, on the Effective Date of the merger, be converted into One (1) share of the Surviving Corporation. The previously outstanding ten (10) shares of Common Stock of the Surviving Corporation registered in the name of the Terminating Corporation shall not be converted in any manner and shall be reacquired by the Surviving Corporation and retired and shall resume the status of authorized and unissued shares of Common Stock of the Surviving Corporation.

     8. Share Certificates. On and after the Effective Date, all of the outstanding certificates which prior to that time represented shares of the Terminating Corporation shall be deemed for all purposes to evidence ownership of and to represent shares of the Surviving Corporation into which the shares of the Terminating Corporation represented by such certificates have been converted as herein provided. The registered owner on the books and records of the Terminating Corporation or its transfer agent of any such outstanding stock certificate shall have and shall be entitled, until such certificate shall have been surrendered for transfer or otherwise accounted for to the Surviving Corporation or its transfer agent, to exercise any voting and other rights with respect to and to receive any dividend and other distributions upon the shares of the Surviving Corporation evidenced by such outstanding certificate as above provided.

     9. Other Rights to Stock. Upon the Effective Date, the options to purchase shares of Common Stock of the Terminating Corporation which have been granted by the Terminating Corporation pursuant to the Granite Bay Technologies, Inc. 2000 Equity Incentive Plan, Morrow Snowboards, Inc. Employee Equity Incentive Plan, as amended February 23, 1997, Morrow Snowboards, Inc. Stock Option Plan for Non-Employee Directors and Morrow Snowboards, Inc. 1999 Stock Option Plan for Non-Employee Directors (collectively the "Plans") or granted outside of the Plans, shall be deemed to be options granted by the Surviving Corporation and the obligations of the Terminating Corporation with respect thereto shall be assumed by the Surviving Corporation with the same terms and conditions. Each option to acquire one share of Common Stock of the Terminating Corporation which is not exercised prior to the Effective Date shall be deemed to be an option to acquire one share of Common Stock of the Surviving Corporation. Upon the Effective Date, the Plans shall be deemed adopted and approved by the Surviving Corporation and the Surviving Corporation shall be authorized to grant any and all options, restricted stock, stock appreciation rights, stock units, other stock grants according to the provisions of the Plans.

     10. Shareholder Approval. The Agreement and Plan of Merger herein made and approved shall be submitted to the shareholders of the Terminating Corporation for their approval or rejection in the manner prescribed by the provisions of the California Corporations Code and to the shareholders of the Surviving Corporation for their approval or rejection in the manner prescribed by the laws of the jurisdiction of its organization.

     11. Assets and Rights. Upon the Effective Date, all rights, privileges, franchises, and property of the Terminating Corporation, and all debts and liabilities due or to become due to the Terminating Corporation, including things in action and every interest or asset of conceivable value or benefit, shall be deemed fully and finally and without any right of reversion transferred to and vested in the Surviving Corporation without further act or deed, and the Surviving Corporation shall have and hold the same in its own right as fully as the same was possessed and held by the Terminating Corporation.

     12. Liabilities. Upon the Effective Date, all debts, liabilities, and obligations due or to become due and all claims or demands for any cause existing against Terminating Corporation, shall be and become the debts, liabilities, obligations of, and the claims and demands against, the Surviving Corporation in the same manner as if the Surviving Corporation had itself incurred or become liable for them.

     13. Creditors' Rights and Liens. Upon the Effective Date, all rights of the creditors of the Terminating Corporation, and all liens upon the property of the Terminating Corporation, shall be preserved unimpaired, and limited to the property affected by the liens immediately prior to the time of the merger.

     14. Pending Actions. Upon Effective Date, any action or proceeding pending by or against the Terminating Corporation shall not be deemed to have been abated or discontinued, but may be prosecuted to judgment, with the right to appeal or review as in other cases, as if the merger had not taken place, or the Surviving Corporation may be substituted for the Terminating Corporation.

     15. Abandonment. At any time before the Effective Date, this Agreement and Plan of Merger may be terminated and the Merger contemplated hereby may be abandoned by the Board of Directors of either the Surviving or Terminating Corporation, notwithstanding approval of this Merger Agreement by the shareholders of the Constituent Corporations.

     16. Authorization. The Board of Directors and the proper officers of the Terminating Corporation and of the Surviving Corporation, respectively, are hereby authorized, empowered, and directed to do any and all acts and things, and to make, execute, deliver, file, and/or record any and all instruments, papers, and documents which shall be or may become necessary, proper or convenient to carry out or put into effect any of the provisions of this Agreement and Plan of Merger or of the merger herein provided for.

     17. Further Assurances. Each of the Surviving Corporation and the Terminating Corporation agree that at any time, or from time to time, as and when requested by the Surviving Corporation, or by its successors and assigns, it will execute and deliver, or cause to be executed and delivered in its name by its last acting officers, or by the corresponding officers of the Surviving Corporation, all such conveyances, assignments, transfers, deeds, or other instruments, and will take or cause to be taken such further or other action as the Surviving Corporation, its successors or assigns may deem necessary or desirable, in order to evidence the transfer, vesting, or devolution of any property right, privilege, or franchiser to vest or perfect in or confirm to the Surviving Corporation, its successors and assigns, title to and possession of all the property, rights, privileges, powers, immunities, franchises, and interests referred to in this Section 1 and otherwise to carry out the intent and purposes hereof.

     18.  Governing Law. This Agreement is made and entered into in the State of
California,   and  the  laws  of  said  State  shall  govern  the  validity  and interpretation hereof.

     19. Counterparts. This Agreement may be executed simultaneously in multiple counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same document.

                    [THIS SPACE WAS INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their duly authorized officers as of the day and year first above written.


                                        GRANITE BAY TECHNOLOGIES, INC.



                                    /s/ STEPHEN C. KIRCHER
                                        -----------------------------
                                        Stephen C. Kircher,
                                        Chief Executive Officer


                                   /s/  Anthony Genovese
                                        -----------------------------
                                        Anthony Genovese,
                                        Assistant Secretary



                                        INTERNATIONAL DISPLAYWORKS, INC.


                                   /s/  Anthony Genovese
                                        ------------------------------
                                        Anthony Genovese,
                                        President


                                   /s/  ALAN LEFKO
                                        ------------------------------
                                        Alan Lefko,
                                        Secretary

                                   EXHIBIT C


                          Granite Bay Technologies, Inc.
                             Audit Committee Charter
                                 August 10, 2000

Preamble

     Granite Bay Technologies, Inc. ("Company"), as part of its continuous improvement efforts, and consistent with requirements for listing on the Nasdaq Market, desires to strengthen its Board oversight of accounting and reporting functions through this Charter setting forth the duties and authority of the Company's audit committee.

Organization

     The audit committee of the Board of Directors shall be comprised of at least three directors who are independent of management and the Company, and shall be considered independent if they have no employment or other relationship with the Company (other than security ownership and serving on the Board of Directors) that might interfere with the exercise of their independence from the Company or management. All audit committee members will be financially literate, by experience or otherwise, and at least one member will have accounting or related financial management expertise.

Statement of Policy

     The audit committee shall provide assistance to the Board of Directors in fulfilling the Board members' responsibility to the shareholders, potential shareholders, and the investment community relating to corporate accounting and reporting practices of the Company, and the quality and integrity of financial reports of the Company. In so doing, it is the responsibility of the audit committee to maintain free and open communication between the members of the Board of Directors, the independent auditors, and the Company's principal financial officer.

Responsibilities

     In carrying out its responsibilities, the audit committee believes its policies and procedures should remain flexible, in order to best react to changing conditions and to ensure to the Board of Directors and Shareholders that the corporate accounting and reporting practices of the Company are in accordance with all requirements and are of the highest quality.

     In carrying out these responsibilities, the audit committee will:

     o Obtain the full Board of Directors' approval of this Charter and review and reassess this Charter as conditions dictate, but no less frequently than annually following the review of the Company's Annual Report on Form 10-K.

     o Review and recommend to the Board of Directors the selection of independent auditors to audit the financial statements of the Company.

     o Have a clear understanding with the independent auditors that the independent auditors are ultimately accountable to the Board of Directors and the audit committee, as the shareholders' representatives, who have the ultimate authority in deciding to engage, evaluate, and if appropriate, terminate their services.

     o Review and concur with management's appointment, termination, or replacement of the Company's principal financial officer.

     o Meet with the independent auditors and financial management of the Company to review the scope of the proposed audit and timely quarterly reviews for the current year and the procedures to be utilized, the adequacy of the independent auditor's compensation, and at the conclusion thereof, review such audit or review, including any comments or recommendations of the independent auditors.

     o Review with the independent auditors, the Company's principal financial officer, and financial and accounting personnel, the adequacy and effectiveness of the accounting and financial controls of the Company, and to elicit any recommendations for the improvement of such internal controls or particular areas where new or more detailed controls or procedures are desirable. Particular emphasis should be given to the adequacy of internal controls to expose any payments, transactions, or procedures that might be deemed illegal or otherwise improper.

     o Review reports received from regulators and other legal and regulatory matters that may have a material effect on the financial statements or related Company compliance policies.

     o Review the internal functions of the Company, including the independence and authority of its principal financial officer, in meeting the Company's reporting obligations, the proposed audit plans for the coming year, and the coordination of such plans with the independent auditors.

     o Inquire of management, the internal audit staff, as applicable, and the independent auditors about significant risks or exposures and assess the steps management has taken to minimize such risks to the Company.

     o Direct the independent auditors to communicate directly to each member of the audit committee with respect to any disagreement with the Company on any financial treatment or accounting practice that is reflected in the Quarterly Reports on Form 10-Q, upon review.

     o Receive, prior to each meeting, a summary of findings from completed internal audits and a progress report on the proposed internal audit plan, with explanations for any deviations from the original plan.

     o Review the quarterly financial statements with financial management prior to the filing of the Form 10-Q (or prior to the press release of results), if possible, to determine that the independent auditors do not take exception to the disclosure and content of the financial statements, and to discuss any other matters required to be communicated to the committee by the independent auditors. The chair of the committee may represent the entire committee for purposes of this review and any required discussions with the independent auditor.

     o Review the financial statements contained in the Annual Report to shareholders with management and the independent auditors to determine that the independent auditors are satisfied with the disclosure and content of the financial statements to be presented to the shareholders. Review with financial management and the independent auditors the results of their timely analysis of significant financial reporting issues and practices, including changes in, or adoptions of, accounting principles and disclosure practices, and to discuss any other matters required to be communicated to the committee by the auditors. Also review with the principal financial officer and the independent auditors their judgments about the quality, not just acceptability, of accounting principles and the clarity of the financial disclosure practices used or proposed to be used, and particularly, the degree of aggressiveness or conservatism of the organization's accounting principles and underlying estimates, and other significant decisions made in preparing the financial statements.

     o Provide sufficient opportunity for the Company's principal accounting officer and the independent auditors to meet with the members of the audit committee without members of management present. Among the items to be discussed in these meetings are the independent auditors' evaluation of the Company's financial, accounting, and auditing personnel, and the cooperation that the independent auditors received during the course of audits.

     o    Review   accounting  and  financial  human  resources  and  succession planning within the Company.

     o Report the results of the annual audit to the Board of Directors. If requested by the Board of Directors, invite the independent auditors to attend the full Board of Directors meeting to assist in reporting the results of the annual audit or to answer other directors' questions (alternatively, the other directors, particularly the other independent directors, may be invited to attend the audit committee meeting during which the results of the annual audit are reviewed).

     o On an annual basis, obtain from the independent auditors a written communication delineating all their relationships and professional services as required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees. In addition, review with the independent auditors the nature and scope of any disclosed relationships or professional services and take, or recommend that the Board of Directors take, appropriate action to ensure the continuing independence of the auditors.

     o Review the report of the audit committee in the Annual Report to Shareholders and the Annual Report on Form 10-K disclosing whether or not the committee had reviewed and discussed with management and the independent auditors, as well as discussed within the committee (without management or the independent auditors present), the financial statements and the quality of accounting principles and significant judgments affecting the financial statements. In addition, disclose the committee's conclusion on the fairness of presentation of the financial statements in conformity with GAAP based on those discussions.

     o Submit the minutes of all meetings of the audit committee to, or discuss the matters discussed at each committee meeting with, the Board of Directors.

     o Investigate any matter brought to its attention within the scope of its duties, with the power to retain outside counsel for this purpose if, in its judgment, that is appropriate.

     o Review the Company's disclosure in the Proxy Statement for its Annual Meeting of Shareholders that describes that the committee has satisfied its responsibilities under this Charter for the prior year. In addition, include a copy of this Charter in the Annual Report to Shareholders or the Proxy Statement at least triennially or the year after any significant amendment to the Charter.